UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2022

GLOBAL CROSSING AIRLINES GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56409	98-1350261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4200 NW 36th Street, Building 5A

Miami International Airport

Miami, FL 33166

(Address of Principal Executive Office) (Zip Code)

(786) 751-8503

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition

Global Crossing Airlines Group Inc. (the “Company”) is furnishing this information under Item 2.02 of Form 8-K.

The information in this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act.

On July 5, 2022, the Company issued a press release announcing its achievements and developments in the three-month period ended June 30, 2022 . A copy of the press release is attached as Exhibit 99.1.

Item 9.01	Exhibits

Exhibit No.	Name

99.1	Press release dated July 5, 2022

104	Cover page Interactive data file (embedded with in the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL CROSSING AIRLINES GROUP INC.

Date: July 5, 2022	By:	/s/ Edward J. Wegel
	Name:	Edward J. Wegel
	Title:	Chief Executive Officer